Exhibit 99.42

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-D

KEY PERFORMANCE FACTORS
August 31, 1999



Expected B Maturity 6/15/2006


Blended Coupon 5.6487%


Excess Protection Level
3 Month Average   5.23%
August, 1999   5.78%
July, 1999   5.85%
June, 1999   4.07%


Cash Yield18.20%


Investor Charge Offs 4.78%


Base Rate 7.65%


Over 30 Day Delinquency 4.81%


Seller's Interest 7.19%


Total Payment Rate14.37%


Total Principal Balance$46,158,397,644.87


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$3,316,578,126.38